Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt [Abstract]
Debt
4. Debt

We classify our debt based on the contractual maturity dates of the underlying debt instruments. We defer costs associated with debt issuance over the applicable term. These costs are then amortized as interest expense in our consolidated statements of income.

KMI’s debt balances included in our accompanying consolidated balance sheets (including both short-term and long-term amounts, the preferred interest in the general partner of KMP and purchase accounting adjustments on the carrying value of KMI’s debt and KMP’s debt, but excluding the value of interest rate swap agreements) as of September 30, 2011 and December 31, 2010 was $3,259.1 million and $3,630.1 million (including the $750.0 million of 5.35% Kinder Morgan Finance Company LLC’s senior notes paid on January 5, 2011), respectively. These balances included net unamortized purchase accounting adjustments, decreasing the debt balances by $34.2 million and $37.5 million at September 30, 2011 and December 31, 2010, respectively. For the first nine months of 2011 and 2010, the weighted average rate on all of KMI’s borrowings was approximately 4.86% and 4.89%, respectively. KMP’s debt balances included in our accompanying consolidated balance sheets (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of September 30, 2011 and December 31, 2010 was $12,506.6 million and $11,539.8 million, respectively. For the first nine months of 2011 and 2010, the weighted average interest rate on all of KMP’s borrowings was approximately 4.28% and 4.34%, respectively.

As of September 30, 2011, KMI’s short-term debt was $1,216.6 million, which consisted of (i) $375.0 million of borrowings under KMI’s credit facility; (ii) $839.3 million remaining principal amount of KMI’s 6.50% senior notes due September 1, 2012 (including purchase accounting adjustments, KMI’s carrying amount of the notes was $840.0 million as of September 30, 2011); and (iii) a $1.6 million current portion of purchase accounting adjustments on our carrying value of KMP’s debt. As of September 30, 2011, KMP’s short-term debt balance included in our accompanying consolidated balance sheet was $1,844.4 million, which consisted of (i) $500.0 million in principal amount of KMP’s 9.00% senior notes due February 1, 2019, that may be repurchased by KMP at the option of the holder on February 1, 2012 pursuant to certain repurchase provisions contained in the bond indenture; (ii) $450.0 million in principal amount of KMP’s 7.125% senior notes due March 15, 2012 (including discount, KMP’s notes had a carrying amount of $449.9 million as of September 30, 2011); (iii) $500.0 million in principal amount of KMP’s 5.850% senior notes due September 15, 2012 (including discount, KMP’s notes had a carrying amount of $499.9 million as of September 30, 2011); (iv) $353.0 million of KMP’s commercial paper borrowings; (v) $23.7 million in principal amount of tax-exempt bonds that mature on April 1, 2024, that are due on demand pursuant to certain standby purchase agreement provisions contained in the bond indenture (KMP’s subsidiary Kinder Morgan Operating L.P. “B” is the obligor on the bonds); (vi) a $9.7 million portion of a 5.40% long-term note payable (KMP’s subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note); (vii) a $7.5 million portion of 5.23% long-term senior notes (KMP’s subsidiary Kinder Morgan Texas Pipeline, L.P. is the obligor on the notes); and (viii) a $0.7 million portion of 6.00% long-term note payable (KMP’s subsidiary Kinder Morgan Arrow Terminals, L.P. is the obligor on the note).

Credit Facilities

	September 30, 2011		December 31, 2010
	Short-term notes payable	Weighted average interest rate	Short-term notes payable	Weighted average interest rate
	(Dollars in millions)
KMI – Secured debt(a)	$375.0	1.36%	$-	-
KMP – Commercial paper(b)	$353.0	0.35%	$522.1	0.67%
____________
(a)	The average short-term debt outstanding (and related weighted average interest rate) was $386.3 million (1.55%) during the nine months ended September 30, 2011.
(b)	The average short-term debt outstanding (and related weighted average interest rate) was $499.3 million (0.42%) during the nine months ended September 30, 2011.

As of September 30, 2011, the amount available for borrowing under the KMI $1.0 billion six-year senior secured credit facility was reduced by a combined amount of $423.7 million consisting of $375.0 million in borrowings under the credit facility and $48.7 million in four letters of credit required under provisions of our property and casualty, workers’ compensation and general liability insurance policies.

On July 1, 2011, KMP amended its $2.0 billion three-year, senior unsecured revolving credit facility to, among other things, (i) allow for borrowings of up to $2.2 billion; (ii) extend the maturity of the credit facility from June 23, 2013 to July 1, 2016; (iii) permit an amendment to allow for borrowings of up to $2.5 billion; and (iv) decrease the interest rates and commitment fees for borrowings under this facility. The credit facility is with a syndicate of financial institutions, and the facility permits KMP to obtain bids for fixed rate loans from members of the lending syndicate. Wells Fargo Bank, National Association is the administrative agent, and borrowings under the credit facility can be used for KMP’s general partnership purposes and as a backup for its commercial paper program. There were no borrowings under the credit facility as of September 30, 2011 or as of December 31, 2010.

Additionally, as of September 30, 2011, the amount available for borrowing under KMP’s credit facility was reduced by a combined amount of $584.8 million, consisting of $353.0 million of commercial paper borrowings and $231.8 million of letters of credit, consisting of: (i) a $100.0 million letter of credit that supports certain proceedings with the California Public Utilities Commission involving refined products tariff charges on the intrastate common carrier operations of KMP’s Pacific operations’ pipelines in the state of California; (ii) a combined $87.9 million in three letters of credit that support tax-exempt bonds; (iii) a $16.2 million letter of credit that supports debt securities issued by the Express pipeline system; (iv) a $10.7 million letter of credit that supports KMP’s indemnification obligations on the Series D note borrowings of Cortez Capital Corporation; and (v) a combined $17.0 million in other letters of credit supporting other obligations of KMP and its subsidiaries.

KMP’s Commercial Paper Program

In July 2011, in conjunction with the amendment to its revolving credit facility, KMP increased its commercial paper program to provide for the issuance of up to $2.2 billion of commercial paper (up from $2.0 billion). KMP’s unsecured revolving credit facility supports its commercial paper program, and borrowings under KMP’s commercial paper program reduce the borrowings allowed under its credit facility. The borrowings under KMP’s commercial paper program were used principally to finance the acquisitions and capital expansions it made during 2011 and 2010. In the near term, KMP expects that its short-term liquidity and financing needs will be met primarily through borrowings made under its commercial paper program.

 Long-term Debt

Kinder Morgan Finance Company LLC

In January 2011, Kinder Morgan Finance Company LLC, a wholly owned subsidiary of KMI, retired the principal amount of its 5.35% senior notes that matured on January 5, 2011 using proceeds from the December 2010 issuance of $750 million in principal amount of 6.00% senior notes due January 15, 2018.

KMP - Senior Notes

On March 4, 2011, KMP completed a public offering of $1.1 billion in principal amount of senior notes in two separate series, consisting of $500 million of 3.500% notes due March 1, 2016, and $600 million of 6.375% notes due March 1, 2041. KMP received proceeds from the issuance of the notes, after deducting the underwriting discount, of $1,092.7 million, and it used the proceeds to reduce the borrowings under its commercial paper program.

On March 15, 2011, KMP paid $700 million to retire the principal amount of its 6.75% senior notes that matured on that date. KMP used both cash on hand and borrowings under its commercial paper program to repay the maturing senior notes.

In addition, on August 17, 2011, KMP completed a public offering of $750 million in principal amount of senior notes in two separate series, consisting of $375 million of 4.150% notes due March 1, 2022, and $375 million of 5.625% notes due September 1, 2041. KMP received proceeds from the issuance of the notes, after deducting the underwriting discount, of $743.3 million, and it used the proceeds to reduce the borrowings under its commercial paper program.

 KMP’s Subsidiary Debt

Kinder Morgan Operating L.P. “A” Debt

Effective January 1, 2007, KMP acquired the remaining approximately 50.2% interest in the Cochin pipeline system that it did not already own. As part of the purchase price consideration, two of KMP’s subsidiaries issued a long-term note payable to the seller having a fair value of $42.3 million. KMP valued the debt equal to the present value of amounts to be paid, determined using an annual interest rate of 5.40%. KMP’s subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note, and the principal amount of the note, along with interest, is due in five annual installments of $10.0 million beginning March 31, 2008. KMP paid the fourth installment on March 31, 2011, and as of September 30, 2011, the net present value of the note (representing the outstanding balance included as debt on our accompanying consolidated balance sheet) was $9.7 million. As of December 31, 2010, the net present value of the note was $19.2 million.

Kinder Morgan Texas Pipeline, L.P. Debt

KMP’s subsidiary, Kinder Morgan Texas Pipeline, L.P. is the obligor on a series of unsecured senior notes, which were assumed on August 1, 2005 when it acquired a natural gas storage facility located in Liberty County, Texas from a third party. The notes have a fixed annual stated interest rate of 8.85%; however, KMP valued the debt equal to the present value of amounts to be paid determined using an approximate interest rate of 5.23%. The assumed principal amount, along with interest, is due in monthly installments of approximately $0.7 million, and the final payment is due January 2, 2014. During the first nine months of 2011, KMP paid a combined principal amount of $5.4 million, and as of September 30, 2011, Kinder Morgan Texas Pipeline L.P.’s outstanding balance under the senior notes was $18.2 million. Additionally, the unsecured senior notes may be prepaid at any time in amounts of at least $1.0 million and at a price equal to the higher of par value or the present value of the remaining scheduled payments of principal and interest on the portion being prepaid. As of December 31, 2010, the outstanding balance under the notes was $23.6 million.

Kinder Morgan Arrow Terminals, L.P. Debt

On April 4, 2011, KMP’s subsidiary Kinder Morgan Arrow Terminals, L.P. acquired a parcel of land and a terminal warehouse located in Industry, Pennsylvania from a third party for an aggregate consideration of $3.3 million, consisting of $1.2 million in cash and a $2.1 million promissory note payable. The note principal is payable in three annual payments beginning in March 2012. The note bears interest at 6% per annum, and accrued interest on the unpaid principal amount is due and payable on the due date of each principal installment.

 KinderHawk Field Services LLC Credit Facility

On July 1, 2011, immediately following its acquisition of KinderHawk Field Services LLC (discussed in Note 2), KMP repaid the outstanding $154.0 million of borrowings under KinderHawk’s revolving bank credit facility and following this repayment, KinderHawk had no outstanding debt. The revolving bank credit facility was terminated at the time of such repayment.

Interest Rate Swaps

Information on interest rate swaps is contained in Note 6 “Risk Management—Interest Rate Risk Management.”

Contingent Debt

The following contingent debt disclosures pertain to certain types of guarantees or indemnifications KMP has made and cover certain types of guarantees included within debt agreements, even if the likelihood of requiring its performance under such guarantee is remote. As of September 30, 2011, KMP’s contingent debt obligations, as well as its obligations with respect to related letters of credit, consisted of the following two items:

▪
an aggregate $80.7 million for KMP’s contingent share (50%) of Cortez Pipeline Company’s debt obligations, consisting of (i) $70.0 million for its contingent share of outstanding borrowings under Cortez’s debt facilities (described below); and (ii) $10.7 million for a letter of credit issued on its behalf to secure its indemnification obligations to Shell for 50% of the $21.4 million in principal amount of Cortez’s Series D notes outstanding as of that date. Cortez Pipeline Company is a Texas general partnership that owns and operates a common carrier carbon dioxide pipeline system.

KMP is severally liable for its percentage ownership share (50%) of Cortez’s debt, and as of September 30, 2011, Cortez’s debt facilities consisted of (i) $21.4 million aggregate principal amount of Series D notes due May 15, 2013 (interest on the Series D notes is paid annually and based on a fixed interest rate of 7.14% per annum); (ii) $100.0 million of variable rate Series E notes due December 11, 2012 (interest on the Series E notes is paid quarterly and based on an interest rate of three-month LIBOR plus a spread); and (iii) $18.5 million of outstanding borrowings under a $40.0 million committed revolving bank credit facility that is also due December 11, 2012. Accordingly, as of September 30, 2011, KMP’s contingent share of Cortez’s debt was $70.0 million (50% of total borrowings).

With respect to the Series D notes, Shell Oil Company shares KMP’s several guaranty obligations jointly and severally; however, KMP is obligated to indemnify Shell for the liabilities it incurs in connection with such guaranty. Accordingly, as of September 30, 2011, KMP has a letter of credit in the amount of $10.7 million issued by JP Morgan Chase Bank, in order to secure its indemnification obligations to Shell for 50% of the $21.4 million in principal amount of Series D notes outstanding as of that date.

Further, pursuant to a Throughput and Deficiency Agreement, the partners of Cortez Pipeline Company are required to contribute capital to Cortez in the event of a cash deficiency. The agreement contractually supports the financings of Cortez Capital Corporation, a wholly-owned subsidiary of Cortez Pipeline Company, by obligating the partners of Cortez Pipeline to fund cash deficiencies at Cortez Pipeline, including anticipated deficiencies and cash deficiencies relating to the repayment of principal and interest on the debt of Cortez Capital Corporation. The partners’ respective parent or other companies further severally guarantee the obligations of the Cortez Pipeline owners under this agreement; and

▪
an $18.3 million letter of credit posted as security for borrowings under Adjustable Demand Revenue Bonds issued by the Nassau County, Florida Ocean Highway and Port Authority. The bonds were issued for the purpose of constructing certain port improvements located in Fernandino Beach, Nassau County, Florida. KMP’s subsidiary, Nassau Terminals LLC is the operator of the marine port facilities. The bond indenture is for 30 years and allows the bonds to remain outstanding until December 1, 2020. Principal payments on the bonds are made on the first of December each year, and corresponding reductions are made to the letter of credit. As of September 30, 2011, this letter of credit had a face amount of $18.3 million.

On February 25, 2011, Midcontinent Express Pipeline LLC entered into a three-year $75.0 million unsecured revolving bank credit facility that is due February 25, 2014. This credit facility replaced Midcontinent Express’ previous $175.4 million credit facility that was terminated on February 28, 2011, and on this same date, each of its two member owners, including KMP, were released from their respective debt obligations under the previous guaranty agreements. Accordingly, KMP no longer has a contingent debt obligation with respect to Midcontinent Express Pipeline LLC.

On July 28, 2011, Fayetteville Express Pipeline LLC entered into (i) a new unsecured $600.0 million term loan that is due on July 28, 2012, with the ability to extend one additional year and (ii) a $50.0 million unsecured revolving bank credit facility that is due on July 28, 2015. These debt instruments replaced Fayetteville Express’ $1.1 billion credit facility that was terminated on July 28, 2011, and on this same date, each of its two member owners, including KMP, were released from their respective debt obligations under the previous guaranty agreements. Accordingly, KMP no longer has a contingent debt obligation with respect to Fayetteville Express Pipeline LLC.

For additional information regarding KMI’s and KMP’s debt facilities and contingent debt agreements, see Note 8 “Debt” and Note 12 “Commitments and Contingent Liabilities” to our audited December 31, 2010 consolidated financial statements and related notes.

Kinder Morgan G.P., Inc. Preferred Shares

On October 16, 2011, Kinder Morgan G.P., Inc.’s board of directors declared a quarterly cash distribution on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of $20.825 per share payable on November, 18, 2011 to shareholders of record as of October 31, 2011. On August 18, 2011, Kinder Morgan G.P., Inc.’s board of directors paid a quarterly cash distribution on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of $20.825 per share to shareholders of record as of August 1, 2011. On May 18, 2011, Kinder Morgan G.P., Inc. paid a quarterly cash distribution on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of $20.825 per share to shareholders of record as of April 29, 2011. On February 18, 2011, Kinder Morgan G.P., Inc. paid a quarterly cash dividend on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of $20.825 per share to shareholders of record as of January 31, 2011.

8.  Debt

Our balances of debt are classified based on the contractual maturity dates of the underlying debt instruments.  We defer costs associated with debt issuance over the applicable term.  These costs are then amortized as interest expense in our accompanying consolidated statements of income. The net carrying amount of Kinder Morgan Kansas, Inc.'s debt (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of December 31, 2010 and 2009 was $3,623.8 million (including the $750.0 million of 5.35% Kinder Morgan Finance Company, LLC's senior notes paid on January 5, 2011) and $3,044.3 million, respectively.  The weighted average interest rate on all of Kinder Morgan Kansas, Inc. and its subsidiaries' (excluding KMP and its subsidiaries') borrowings was approximately 5.01% during 2010 and 5.45% during 2009. Our net carrying amount of KMP's debt (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of December 31, 2010 and 2009 was $11,546.1 million and $10,604.1 million, respectively.  The weighted average interest rate on all of KMP's borrowings was approximately 4.35% during 2010 and 4.57% during 2009.

Short-Term Debt

Kinder Morgan Kansas, Inc.'s outstanding short-term debt as of December 31, 2010 was $750.0 million, which consisted of its 5.35% series senior notes that matured on January 5, 2011. KMP's outstanding short-term debt as of December 31, 2010 was $1,263.3 million. The balance consisted of (i) $700.0 million in principal amount of KMP's 6.75% senior notes due March 15, 2011 (including purchase accounting adjustments, the notes had a carrying amount of $700.9 million); (ii) $522.1 million of KMP's commercial paper borrowings; (iii) $23.7 million in principal amount of tax-exempt bonds that mature on April 1, 2024, but are due on demand pursuant to certain standby purchase agreement provisions contained in the bond indenture (KMP's subsidiary Kinder Morgan Operating L.P. “B” is the obligor on the bonds); (iv) a $9.4 million portion of a 5.40% long-term note payable (KMP's subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note) and (v) a $7.2 million portion of 5.23% long-term senior notes (KMP's subsidiary Kinder Morgan Texas Pipeline, L.P. is the obligor on the notes).

Kinder Morgan Kansas, Inc.'s outstanding short-term debt as of December 31, 2009 was $172.1 million. The balance consisted of (i) $171.0 million in outstanding borrowings under Kinder Morgan Kansas, Inc.'s senior secured credit facility and (ii) $1.1 million remaining portion of Kinder Morgan Kansas, Inc.'s 6.50% series debentures, due September 1, 2013. KMP's outstanding short-term debt as of December 31, 2010 was $596.6 million. The balance consisted of (i) $300.0 million in outstanding borrowings under KMP's bank credit facility discussed following; (ii) $250.0 million in principal amount of KMP's 7.50% senior notes that matured on November 1, 2010 (including unamortized discounts and purchase accounting adjustments, the notes had a carrying amount of $251.9 million); (iii) $23.7 million in principal amount of tax-exempt bonds due from KMP's subsidiary Kinder Morgan Operating L.P. “B;” (iv) an $8.9 million portion of the 5.40% long-term note payable due from KMP's subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company; (v) a $6.8 million portion of the 5.23% senior notes due from KMP's subsidiary Kinder Morgan Texas Pipeline, L.P. and (vi) $5.3 million in principal amount of adjustable rate industrial development revenue bonds that matured on January 1, 2010 (the bonds were issued by the Illinois Development Finance Authority and KMP's subsidiary Arrow Terminals L.P. was the obligor on the bonds).

Credit Facilities

	As of December 31, 2010
	Short-term Notes Payable	Weighted- Average Interest Rate
	(In millions)
Kinder Morgan Kansas, Inc. – Secured debt(a)	$-	-%
KMP – Unsecured debt(b)	$522.1	0.67%
____________

(a)	The average short-term debt outstanding (and related weighted-average interest rate) was $203.0 million (1.74%) during the year ended December 31, 2010.
(b)	The average short-term debt outstanding (and related weighted-average interest rate) was $542.1 million (0.77%) during the year ended December 31, 2010.

Kinder Morgan Kansas, Inc.'s $1.0 billion six-year senior secured revolving credit facility matures on May 30, 2013 and includes a sublimit of $300 million for the issuance of letters of credit and a sublimit of $50 million for swingline loans. Kinder Morgan Kansas, Inc. does not have a commercial paper program. As of December 31, 2009, there were $171.0 million in borrowings outstanding under Kinder Morgan Kansas, Inc.'s credit facility and the weighted average interest on these borrowings was 1.61%.

As of December 31, 2010, the amount available for borrowing under Kinder Morgan Kansas, Inc.'s credit facility was reduced by $40.6 million consisting of four letters of credit required under provisions of Kinder Morgan Kansas, Inc.'s property and casualty, workers' compensation and general liability insurance policies.

The applicable margin for the revolving credit facility is subject to change pursuant to a leverage-based pricing grid. In addition, the credit agreement provides for customary commitment fees and letter of credit fees under the revolving credit facility. The credit agreement contains customary terms and conditions and is unconditionally guaranteed by each of Kinder Morgan Kansas, Inc.'s wholly owned material domestic restricted subsidiaries, to the extent permitted by applicable law and contract. Voluntary prepayments can be made at any time on revolving credit loans and swingline loans, in each case without premium or penalty, and on LIBOR Loans (as defined in the credit agreement) on the interest payment date without premium or penalty.

Kinder Morgan Kansas, Inc.'s credit facility included the following restrictive covenants as of December 31, 2010:

▪	total debt divided by earnings before interest, income taxes, depreciation and amortization may not exceed 6.00: 1.00;

▪	certain limitations on indebtedness, including payments and amendments;

▪	certain limitations on entering into mergers, consolidations, sales of assets and investments;

▪	limitations on granting liens; and

▪	prohibitions on making any dividend to shareholders if an event of default exists or would exist upon making such dividend.

On June 23, 2010, KMP successfully renegotiated its previous $1.79 billion five-year unsecured revolving bank credit facility that was due August 18, 2010, replacing it with a new $2.0 billion three-year, senior unsecured revolving credit facility that expires June 23, 2013. Similar to its previous facility, KMP's $2.0 billion credit facility is with a syndicate of financial institutions, and the facility permits KMP to obtain bids for fixed rate loans from members of the lending syndicate. Wells Fargo Bank, National Association is the administrative agent, and borrowings under the credit facility can be used for general partnership purposes and as a backup for KMP's commercial paper program. KMP had no borrowings under the credit facility as of December 31, 2010.  As of December 31, 2009, the outstanding balance under its previous $1.79 billion credit facility was $300.0 million, and the weighted average interest rate on these borrowings was 0.59%.

The covenants of this senior unsecured revolving credit facility are substantially similar to the covenants of KMP's previous facility; however, the interest rates for borrowing under this facility have increased from its previous facility. Interest on KMP's credit facility accrues at its option at a floating rate equal to either (i) the administrative agent's base rate (but not less than the Federal Funds Rate, plus 0.5%) or (ii) LIBOR, plus a margin, which varies depending upon the credit rating of its long-term senior unsecured debt. The credit facility can be amended to allow for borrowings of up to $2.3 billion.

As of December 31, 2010, the amount available for borrowing under KMP's credit facility was reduced by a combined amount of $758.9 million, consisting of $522.1 million of commercial paper borrowings and $236.8 million of letters of credit, consisting of: (i) a $100.0 million letter of credit that supports certain proceedings with the California Public Utilities Commission involving refined products tariff charges on the intrastate common carrier operations of KMP's Pacific operations' pipelines in the state of California; (ii) a combined $87.9 million in three letters of credit that support tax-exempt bonds; (iii) a $16.2 million letter of credit that supports debt securities issued by the Express pipeline system; (iv) a $16.1 million letter of credit that supports KMP's indemnification obligations on the Series D note borrowings of Cortez Capital Corporation and (v) a combined $16.6 million in other letters of credit supporting other obligations of KMP and its subsidiaries.

Additionally, KMP's $2.0 billion credit facility included the following restrictive covenants as of December 31, 2010:

▪	total debt divided by earnings before interest, income taxes, depreciation and amortization for the preceding four quarters may not exceed:

▪
5.5, in the case of any such period ended on the last day of (i) a fiscal quarter in which KMP makes any Specified Acquisition (as defined in the credit facility) or (ii) the first or second fiscal quarter next succeeding such a fiscal quarter; or

▪	5.0, in the case of any such period ended on the last day of any other fiscal quarter;

▪	certain limitations on entering into mergers, consolidations and sales of assets;

▪	limitations on granting liens; and

▪	prohibitions on making any distribution to holders of units if an event of default exists or would exist upon making such distribution.

In addition to normal repayment covenants, under the terms of KMP's credit facility, the occurrence at any time of any of the following would constitute an event of default: (i) KMP's failure to make required payments of any item of indebtedness or any payment in respect of any hedging agreement, provided that the aggregate outstanding principal amount for all such indebtedness or payment obligations in respect of all hedging agreements is equal to or exceeds $75 million; (ii) KMP's general partner's failure to make required payments of any item of indebtedness, provided that the aggregate outstanding principal amount for all such indebtedness is equal to or exceeds $75 million; (iii) adverse judgments rendered against KMP for the payment of money in an aggregate amount in excess of $75 million, if this same amount remains undischarged for a period of thirty consecutive days during which execution shall not be effectively stayed and (iv) voluntary or involuntary commencements of any proceedings or petitions seeking KMP's liquidation, reorganization or any other similar relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law.

Other than the relatively non-restrictive negative covenants and events of default in KMP's credit facility, there are no provisions protecting against a situation where KMP is unable to terminate an agreement with a counterparty who is facing an impending financial collapse, and such collapse may be hastened due to cross-defaults. Also, KMP's credit facility does not contain a material adverse change clause coupled with a lockbox provision; however, the facility does provide that the margin KMP will pay with respect to borrowings, and the facility fee that it will pay on the total commitment, will vary based on its senior debt credit rating.  None of KMP's debt is subject to payment acceleration as a result of any change to its credit ratings.

Commercial Paper Program

KMP's commercial paper program provides for the issuance of $2 billion of commercial paper.  On October 13, 2008, Standard & Poor's Ratings Services lowered KMP's short-term credit rating to A-3 from A-2, and on May 6, 2009, Moody's Investors Service, Inc. downgraded KMP's commercial paper rating to Prime-3 from Prime-2 and assigned a negative outlook to KMP's long-term credit rating.  As a result of these revisions and the commercial paper market conditions, KMP was unable to access commercial paper borrowings throughout 2009.

However, on February 25, 2010, Standard & Poor's revised its outlook on KMP's long-term credit rating to stable from negative, affirmed KMP's long-term credit rating at BBB, and raised KMP's short-term credit rating to A-2 from A-3. The rating agency's revisions reflected its expectations that KMP's financial profile will improve due to lower guaranteed debt obligations and higher expected cash flows associated with the completion and start-up of KMP's 50%-owned Rockies Express and Midcontinent Express natural gas pipeline systems and its fully-owned Kinder Morgan Louisiana natural gas pipeline system. Due to this favorable change in KMP's short-term credit rating it resumed issuing commercial paper in March 2010.  In the near term, KMP expects that its short-term liquidity and financing needs will be met through a combination of borrowings made under its bank credit facility and commercial paper program.

Long-Term Debt

Kinder Morgan Kansas, Inc.'s long-term debt balance, excluding the value of interest rate swaps, at December 31, 2010 and 2009 was $2,873.8 million and $2,872.2 million, respectively. KMP's long-term debt balance, excluding the value of interest rate swaps, at December 31, 2010 and 2009 was $10,282.8 million and $10,007.5 million, respectively. The balances consisted of the following (in millions).

	December 31,
	2010	2009
Kinder Morgan Kansas, Inc.
Debentures
6.50% series, due September 1, 2013	$-	$1.1
6.67% series, due November 1, 2027	7.0	7.0
7.25% series, due March 1, 2028	32.0	32.0
7.45% series, due March 1, 2098	25.9	25.9
Senior Notes
6.50% series, due September 1, 2012	841.8	844.1
5.15% series, due March 1, 2015	238.0	235.6
Deferrable Interest Debentures Issued to Subsidiary Trusts
8.56% junior subordinated deferrable interest debentures due April 15, 2027(a)	-	15.8
7.63% junior subordinated deferrable interest debentures due April 15, 2028(a)	-	19.9
Bank credit facility borrowings	-	171.0
Kinder Morgan Finance Company, LLC
5.35% series, due January 5, 2011	750.0	745.9
5.70% series, due January 5, 2016	817.0	811.6
6.00% series, due January 15, 2018	750.0	-
6.40% series, due January 5, 2036	35.1	34.4
Subsidiary Trusts
Preferred Capital Trust Securities
8.56% K N Capital Trust I due April 15, 2027(a)	12.7	-
7.63% K N Capital Trust III due April 15, 2028(a)	14.4	-
Kinder Morgan G.P., Inc.
$1,000 Liquidation Value Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock	100.0	100.0
Unamortized Debt Discount on Long-term Debt	(0.1)	-
Current Maturities of Long-term Debt	(750.0)	(172.1)
Total Long-term Debt – Kinder Morgan Kansas, Inc.	$2,873.8	$2,872.2

Kinder Morgan Energy Partners, L.P. borrowings
7.50% senior notes due November 1, 2010	$-	$251.8
6.75% senior notes due March 15, 2011	700.9	704.3
7.125% senior notes due March 15, 2012	453.6	456.2
5.85% senior notes due September 15, 2012	500.0	500.0
5.00% senior notes due December 15, 2013	494.5	492.8
5.125% senior notes due November 15, 2014	493.1	491.7
5.625% senior notes due February 15, 2015	300.0	300.0
6.00% senior notes due February 1, 2017	598.2	598.0
5.95% senior notes due February 15, 2018	975.0	975.0
9.00% senior notes due February 1, 2019(b)	500.0	500.0
6.85% senior notes due February 15, 2020	700.0	700.0
5.30% senior notes due September 15, 2020	600.0	-
5.80% senior notes due March 1, 2021	400.0	400.0
7.40% senior notes due March 15, 2031	309.9	310.1
7.75% senior notes due March 15, 2032	315.8	316.1
7.30% senior notes due August 15, 2033	513.4	513.7
5.80% senior notes due March 15, 2035	478.0	477.7
6.50% senior notes due February 1, 2037	395.9	395.8
6.95% senior notes due January 15, 2038	1,175.0	1,175.0
6.50% senior notes due September 1, 2039	600.0	600.0
6.55% senior notes due September 15, 2040	400.0	-
Bank credit facility borrowings	522.1	300.0
Subsidiary borrowings:
Arrow Terminals L.P.-IL Development Revenue Bonds due January 1, 2010	-	5.3
Kinder Morgan Louisiana Pipeline LLC-6.0% LA Development Revenue note due January 1, 2011	-	5.0
Kinder Morgan Operating L.P. “A”-5.40% BP note, due March 31, 2012	10.2	14.9
Kinder Morgan Canada Company-5.40% BP note, due March 31, 2012	9.0	13.2
Kinder Morgan Texas Pipeline, L.P.-5.23% Senior Notes, due January 2, 2014	23.6	30.5

Kinder Morgan Liquids Terminals LLC-N.J. Development Revenue Bonds due January 15, 2018	25.0	25.0
Kinder Morgan Columbus LLC-5.50% MS Development Revenue note due September 1, 2022	8.2	8.2
Kinder Morgan Operating L.P. “B”-Jackson-Union Cos. IL Revenue Bonds due April 1, 2024	23.7	23.7
International Marine Terminals-Plaquemines, LA Revenue Bonds due March 15, 2025	40.0	40.0
Other miscellaneous subsidiary debt	1.3	1.3
Unamortized Debt Discount on Long-term Debt	(20.3)	(21.2)
Current Maturities of Long-term Debt	(1,263.3)	(596.6)
Total Long-term Debt – KMP	$10,282.8	$10,007.5
____________

(a)
As a result of the implementation of ASU 2009-17, effective January 1, 2010, we (i) include the transactions and balances of our business trust, K N Capital Trust I and K N Capital Trust III, in our consolidated financial statements and (ii) no longer include our Junior Subordinated Deferrable Interest Debentures issued to the Capital Trusts (see Note 18 “Recent Accounting Pronouncements”).

(b)
KMP issued its $500 million in principal amount of 9.00% senior notes due February 1, 2019 in December 2008.  Each holder of the notes has the right to require KMP to repurchase all or a portion of the notes owned by such holder on February 1, 2012 at a purchase price equal to 100% of the principal amount of the notes tendered by the holder plus accrued and unpaid interest to, but excluding, the repurchase date.  On and after February 1, 2012, interest will cease to accrue on the notes tendered for repayment.  A holder's exercise of the repurchase option is irrevocable.

Kinder Morgan Kansas, Inc.

The 2028 and 2098 debentures and the 2012 and 2015 senior notes are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option at any time, at redemption prices defined in the associated prospectus supplements.  The 2027 debentures are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option after November 1, 2004 at redemption prices defined in the associated prospectus supplements.

On September 2, 2010, Kinder Morgan Kansas, Inc. paid the remaining $1.1 million principal balance outstanding on Kinder Morgan Kansas, Inc.'s 6.50% series debentures, due 2013.

Kinder Morgan Finance Company, LLC

On December 20, 2010, Kinder Morgan Finance Company, LLC, a wholly owned subsidiary of Kinder Morgan Kansas, Inc., completed a public offering of senior notes. It issued a total of $750 million in principal amount of 6.00% senior notes due January 15, 2018. Net proceeds received from the issuance of the notes, after underwriting discounts and commissions, were $744.2 million, which were used to retire the principal amount of the 5.35% senior notes that matured on January 5, 2011.

The 2011, 2016, 2018 and 2036 senior notes issued by Kinder Morgan Finance Company, LLC are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option at any time, at redemption prices defined in the associated prospectus supplements. Each series of these notes is fully and unconditionally guaranteed by Kinder Morgan Kansas, Inc. on a senior unsecured basis as to principal, interest and any additional amounts required to be paid as a result of any withholding or deduction for Canadian taxes.

Capital Trust Securities

Kinder Morgan Kansas, Inc.'s business trusts, K N Capital Trust I and K N Capital Trust III, are obligated for $12.7 million of 8.56% Capital Trust Securities maturing on April 15, 2027 and $14.4 million of 7.63% Capital Trust Securities maturing on April 15, 2028, respectively, which it guarantees. The 2028 Securities are redeemable in whole or in part, at Kinder Morgan Kansas, Inc.'s option at any time, at redemption prices as defined in the associated prospectus. The 2027 Securities are redeemable in whole or in part at Kinder Morgan Kansas, Inc.'s option and at any time in certain limited circumstances upon the occurrence of certain events and at prices, all defined in the associated prospectus supplements. Upon redemption by Kinder Morgan Kansas, Inc. or at maturity of the Junior Subordinated Deferrable Interest Debentures, it must use the proceeds to make redemptions of the Capital Trust Securities on a pro rata basis.

KMP

All of KMP's fixed rate senior notes provide that it may redeem the notes at any time at a price equal to 100% of the principal amount of the notes plus accrued interest to the redemption date plus a make-whole premium.

On May 19, 2010, KMP completed a public offering of senior notes. KMP issued a total of $1 billion in principal amount of senior notes in two separate series, consisting of $600 million of 5.30% notes due September 15, 2020, and $400 million of 6.55% notes due September 15, 2040. KMP received proceeds from the issuance of the notes, after underwriting discounts and commissions, of $993.1 million and KMP used the proceeds to reduce the borrowings under its commercial paper program and its bank credit facility.

In addition, on November 1, 2010, KMP paid $250 million to retire the principal amount of its 7.50% senior notes that matured on that date.  KMP borrowed the necessary funds under its commercial paper program.

During 2009, KMP completed two separate public offerings of senior notes.  With regard to these offerings, KMP received proceeds, net of underwriting discounts and commissions, as follows: (i) $993.3 million from a May 14, 2009 public offering of a total of $1 billion in principal amount of senior notes, consisting of $300 million of 5.625% notes due February 15, 2015, and $700 million of 6.85% notes due February 15, 2020 and (ii) $987.4 million from a September 16, 2009 public offering of a total of $1 billion in principal amount of senior notes, consisting of $400 million of 5.80% notes due March 1, 2021 and $600 million of 6.50% notes due September 1, 2039.  KMP used the proceeds from all of its 2009 debt offerings to reduce borrowings under its bank credit facility.

In addition, on February 1, 2009, KMP paid $250 million to retire the principal amount of its 6.30% senior notes that matured on that date.  KMP borrowed the necessary funds under its bank credit facility.

Interest Rate Swaps

Information on our interest rate swaps is contained in Note 13 “Risk Management-Interest Rate Risk Management.”

KMP's Subsidiary Debt

KMP's subsidiaries are obligors on the following debt.  The agreements governing these obligations contain various affirmative and negative covenants and events of default.  KMP does not believe that these provisions will materially affect distributions to its partners.

Arrow Terminals L.P. Debt

On January 1, 2010, KMP's subsidiary Arrow Terminals L.P. paid the $5.3 million outstanding principal amount of its Adjustable Rate Industrial Development Revenue Bonds issued by the Illinois Development Finance Authority that matured on that date, and following its repayment, Arrow Terminals L.P. had no outstanding debt.

Kinder Morgan Operating L.P. “A” Debt

Effective January 1, 2007, KMP acquired the remaining approximately 50.2% interest in the Cochin pipeline system that it did not already own.  As part of the purchase price consideration, two of KMP's subsidiaries issued a long-term note payable to the seller having a fair value of $42.3 million.  KMP valued the debt equal to the present value of amounts to be paid, determined using an annual interest rate of 5.40%.  KMP's subsidiaries Kinder Morgan Operating L.P. “A” and Kinder Morgan Canada Company are the obligors on the note, and the principal amount of the note, along with interest, is due in five annual installments of $10.0 million beginning March 31, 2008.  The third installment was paid on March 31, 2010, and as of December 31, 2010, the net present value of the note (representing the outstanding balance included as debt on our accompanying consolidated balance sheet) was $19.2 million. As of December 31, 2009, the net present value of the note was $28.1 million.

Kinder Morgan Texas Pipeline, L.P. Debt

KMP's subsidiary, Kinder Morgan Texas Pipeline, L.P. is the obligor on a series of unsecured senior notes, which were assumed on August 1, 2005 when it acquired a natural gas storage facility located in Liberty County, Texas from a third party. The notes have a fixed annual stated interest rate of 8.85%; however, it valued the debt equal to the present value of amounts to be paid determined using an approximate interest rate of 5.23%.  The assumed principal amount, along with interest, is due in monthly installments of approximately $0.7 million, and the final payment is due January 2, 2014. During 2010, KMP paid a combined principal amount of $6.9 million, and as of December 31, 2010 and 2009 Kinder Morgan Texas Pipeline L.P.'s outstanding balance under the senior notes was $23.6 million and $30.5 million, respectively.  Additionally, the unsecured senior notes may be prepaid at any time in amounts of at least $1.0 million and at a price equal to the higher of par value or the present value of the remaining scheduled payments of principal and interest on the portion being prepaid.

Kinder Morgan Liquids Terminals LLC Debt

KMP's subsidiary, Kinder Morgan Liquids Terminals LLC is the obligor on $25.0 million of Economic Development Revenue Refunding Bonds issued by the New Jersey Economic Development Authority.  These bonds have a maturity date of January 15, 2018.  Interest on these bonds is computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed during Commercial Paper, Daily or Weekly Rate Periods and on the basis of a 360-day year consisting of twelve 30-day months during a Term Rate Period.  As of December 31, 2010, the interest rate was 0.29%.  KMP has an outstanding letter of credit issued by Citibank in the amount of $25.4 million that backs-up the $25.0 million principal amount of the bonds and $0.4 million of interest on the bonds for up to 46 days computed at 12% on a per annum basis on the principal thereof.

Kinder Morgan Operating L.P. “B” Debt

KMP's subsidiary Kinder Morgan Operating L.P. “B” is the obligor of a principal amount of $23.7 million of tax-exempt bonds due April 1, 2024.  The bonds were issued by the Jackson-Union Counties Regional Port District, a political subdivision embracing the territories of Jackson County and Union County in the state of Illinois. These variable rate demand bonds bear interest at a weekly floating market rate and are backed-up by a letter of credit issued by Wells Fargo.

The bond indenture also contains certain standby purchase agreement provisions which allow investors to put (sell) back their bonds at par plus accrued interest.  As of December 31, 2010, the interest rate on these bonds was 0.38%.  KMP's outstanding letter of credit issued by Wells Fargo totaled $24.1 million, which backs-up a principal amount of $23.7 million and $0.4 million of interest on the bonds for up to 55 days computed at 12% per annum on the principal amount thereof.

International Marine Terminals Debt

KMP owns a 66 2/3% interest in the International Marine Terminals (IMT) partnership.  The principal assets owned by IMT are dock and wharf facilities financed by the Plaquemines Port, Harbor and Terminal District (Louisiana) $40.0 million Adjustable Rate Annual Tender Port Facilities Revenue Refunding Bonds (International Marine Terminals Project) Series 1984A and 1984B.  As of December 31, 2010, the interest rate on these bonds was 1.20%.

On March 15, 2005, these bonds were refunded and the maturity date was extended from March 15, 2006 to March 15, 2025.  No other changes were made under the bond provisions.  The bonds are backed by two letters of credit issued by Wells Fargo.  On March 19, 2002, an Amended and Restated Letter of Credit Reimbursement Agreement relating to the letters of credit in the amount of $45.5 million was entered into by IMT and KBC Bank.  In connection with that agreement, KMP agreed to guarantee the obligations of IMT in proportion to its ownership interest.  KMP's obligation is approximately $30.3 million for principal, plus interest and other fees.

Gulf Opportunity Zone Bonds

To help fund its business growth in the states of Mississippi and Louisiana, KMP completed the purchase of a combined $13.2 million in principal amount of tax exempt revenue bonds in two separate transactions in December 2008.  To acquire its investment, two of KMP's subsidiaries issued notes with identical terms under the Gulf Opportunity Zone Act of 2005.  The notes consisted of the following: (i) $8.2 million in principal amount of 5.5% Development Revenue Bonds issued by the Mississippi Business Finance Corporation (MBFC), a public, non-profit corporation that coordinates a variety of resources used to assist business and industry in the state of Mississippi and (ii) $5.0 million in principal amount of 6.0% Development Revenue Bonds issued by the Louisiana Community Development Authority (LCDA), a political subdivision of the state of Louisiana.

The Mississippi revenue bonds mature on September 1, 2022, and both principal and interest is due in full at maturity.  KMP holds an option to redeem in full (and settle the note payable to MBFC) the principal amount of bonds it holds without penalty after one year.  KMP redeemed the Louisiana revenue bonds in December 2010 (by settling its $5.0 million note payable to LCDA), and it replaced this investment with a new investment of $100.0 million in principal amount of Development Revenue Bonds that mature on December 1, 2040 and pay interest at a rate equal to one-month  LIBOR plus 1.75%.  KMP paid for this investment by issuing a $100.0 million note payable to LCDA with identical terms, and for this bond issuance, KMP elected to offset its borrowing against the investment it acquired.

Kinder Morgan G.P., Inc. Preferred Shares

As of December 31, 2010, Kinder Morgan G.P., Inc. had outstanding 100,000 shares of its $1,000 Liquidation Value Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock due 2057.  Until August 18, 2012, dividends will accumulate, commencing on the issue date, at a fixed rate of 8.33% per annum and will be payable quarterly in arrears, when and if declared by Kinder Morgan G.P., Inc.'s Board of Directors, on February 18, May 18, August 18 and November 18 of each year, beginning November 18, 2007. After August 18, 2012, dividends on the preferred stock will accumulate at a floating rate of the 3-month LIBOR plus 3.8975% and will be payable quarterly in arrears, when and if declared by Kinder Morgan G.P., Inc.'s Board of Directors, on February 18, May 18, August 18 and November 18 of each year, beginning November 18, 2012. The preferred stock has approval rights over a commencement of or filing of voluntary bankruptcy by KMP or its SFPP, L.P. or Calnev Pipe Line LLC subsidiaries.

During 2010, $8.3 million in cash dividends, or $83.30 per share, was paid on Kinder Morgan G.P. Inc.'s Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock. On January 19, 2011, Kinder Morgan G.P., Inc.'s Board of Directors declared a quarterly cash dividend on its Series A Fixed-to-Floating Rate Term Cumulative Preferred Stock of $20.825 per share that was paid on February 18, 2011 to shareholders of record as of January 31, 2011.

Maturities of Debt

The scheduled maturities of our outstanding debt balances, including purchase accounting adjustments and excluding the value of interest rate swaps, as of December 31, 2010, are summarized as follows (in millions):

Year	Kinder Morgan Kansas, Inc	KMP
2011	$750.0	$1,263.3
2012	841.8	1,470.7
2013	-	502.1
2014	-	493.7
2015	238.0	299.9
Thereafter	1,794.0	7,516.4
Total	$3,623.8	$11,546.1

Subsequent Events

On January 5, 2011, Kinder Morgan Finance Company, LLC, a wholly owned subsidiary of Kinder Morgan Kansas, Inc., paid $750.0 million to retire the principal amount of its 5.35% senior notes that matured on that date using proceeds from the December 2010 issuance of $750.0 million of its 6.00% senior notes due January 15, 2018.

In January 2011, KMP terminated a previously issued $55.0 million letter of credit issued by Deutsche Bank to support its pipeline and terminal operations in Canada.  Specifically, this letter of credit supported the operations of the Kinder Morgan Canada-KMP business segment owned by its subsidiary KMEP Canada ULC.  To replace this letter of credit, on January 6, 2011, KMP entered into a credit agreement with The Toronto-Dominion Bank that allows it to obtain the issuance of letters of credit up to a limit of C$70.0 million to support the Canadian operations.  Each letter of credit issued pursuant to this credit agreement will expire one year after issuance or, in the case of any renewal or extension, one year after such renewal or extension. As of February 14, 2011, letters of credit having a combined face amount of C$50.7 million have been issued pursuant to this credit agreement.